UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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POLAR MOLECULAR HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POLAR MOLECULAR HOLDING CORPORATION

4600 South Ulster Street

Suite 940

Denver, Colorado 80237

December 23, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Polar Molecular Holding Corporation. This year’s meeting will be held on Friday, January 27, 2006, at 10:00 a.m., local time, in the first floor meeting room at our corporate offices located at 4600 South Ulster Street, Suite 940, Denver, Colorado 80237.

The attached proxy statement, with formal notice of the meeting on the first page, describes the matters we expect to act upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of Polar Molecular Holding Corporation by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting, we will review our operations, report on our 2004 financial results, our 2005 financial results year to date and discuss our plans for the future. Our directors and chief executive officer will be available to answer questions.

Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding the methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Mark Nelson

Chairman of the Board, President

and Chief Executive Officer

POLAR MOLECULAR HOLDING CORPORATION

4600 South Ulster Street

Suite 940

Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 27, 2006

The 2005 annual meeting of stockholders of Polar Molecular Holding Corporation will be held on Friday, January 27, 2006, at 10:00 a.m., local time, in the first floor meeting room at our corporate offices located at 4600 South Ulster Street, Suite 940, Denver, Colorado 80237. At the meeting, stockholders will consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements of the meeting.

You may vote if you are a stockholder of record as of the close of business on December 14, 2005.

By Order of the Board of Directors

Mark Nelson

Chairman

December 23, 2005

Table of Contents

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
Who is entitled to vote?
Can I attend the meeting?
What constitutes a quorum?
What vote is required?
How are votes counted?
How do I vote?
Will other matters be voted on at the annual meeting?
Can I revoke my proxy instructions?
What other information should I review before voting?
How can I find out the results of the voting at the annual meeting?
How can I find a list of stockholders entitled to vote at the annual meeting?

PROPOSAL I: ELECTION OF DIRECTORS
Introduction
Vote Required
Recommendation
Information Regarding the Nominees and Other Directors
The Board of Directors and Its Committees
Communications With Our Board of Directors

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Compensation Committee Report
Compensation Committee Interlocks and Insider Participation
Audit Committee Report

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

EXPENSES OF SOLICITATION

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

POLAR MOLECULAR HOLDING CORPORATION

4600 South Ulster Street

Suite 940

Denver, Colorado 80237

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Polar Molecular Holding Corporation (“Polar” or the “Company”) for use at the 2005 annual meeting of stockholders of Polar to be held on Friday, January 27, 2006, at 10:00 a.m., local time, in the first floor meeting room at our corporate offices located at 4600 South Ulster Street, Suite 940, Denver, Colorado 80237 and at any adjournments or postponements thereof.

We intend to mail this proxy statement on or about January 6, 2006 to all stockholders of record entitled to vote at the annual meeting. Polar’s principal executive office is located at 4600 South Ulster Street, Suite 940, Denver, Colorado 80237. The telephone number at Polar’s principal executive office is (303) 221-1908.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting.

Who is entitled to vote?

If our records show that you are a stockholder as of the close of business on December 14, 2005, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

All stockholders of record of Polar’s shares of common stock at the close of business on the record date, or their designated proxies, may attend the annual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares. Each stockholder or proxy holder will be asked to present a valid form of picture identification, such as a driver’s license or passport.

What constitutes a quorum?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting or any adjournment or postponement thereof. As of the record date, there were 136,775,473 shares of common stock outstanding and entitled to vote at the annual meeting. Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and the brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

What vote is required?

Directors are elected by a plurality of the affirmative votes cast by the stockholders present at the meeting in person or by proxy, and entitled to vote. Cumulative voting is not permitted in the election of directors.

How are votes counted?

Abstentions and broker non-votes are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have no effect on the proposal of election of directors.

How do I vote?

Voting by proxy holders for shares registered directly in the name of the stockholder

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by Polar.

Voting by proxy holders for shares registered in the name of a brokerage firm or bank

If your common shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your common shares voted.

Vote by mail

If you would like to vote by mail, mark your proxy card, sign and date it, and return it to Computershare in the postage-paid envelope provided.

Vote in person

If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card or vote by ballot in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

Will other matters be voted on at the annual meeting?

There are no other matters to be presented at the annual meeting other than those described in this proxy statement.

Can I revoke my proxy instructions?

You may revoke your proxy at any time before it has been exercised by:

• filing a written revocation with the secretary of Polar at the address set forth below;

• filing a duly executed proxy bearing a later date; or

• appearing in person and voting by ballot at the annual meeting.

Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

Our fiscal year 2004 annual report, including financial statements for the fiscal year ended December 31, 2004, is included with this proxy statement. The annual report, however, is not part of the proxy solicitation material. Copies of our annual report filed with the Securities and Exchange Commission on Form 10-K, including the financial statements, may be obtained without charge upon written request to Investor Relations, Polar Molecular Holding Corporation, 4600 South Ulster Street, Suite 940, Denver, Colorado 80237. The Form 10-K is also available on the SEC’s website at www.sec.gov.

How can I find out the results of the voting at the annual meeting?

Voting results will be announced at the annual meeting and will be published in our annual report on Form 10-K for the year ended December 31, 2005.

How can I find a list of stockholders entitled to vote at the annual meeting?

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting at the annual meeting and at Polar principal office located at 4600 South Ulster Street, Suite 940, Denver, Colorado 80237 during normal business hours for a period of at least 10 days prior to the annual meeting.

PROPOSAL I: ELECTION OF DIRECTORS

Introduction

At the annual meeting, two directors will be elected.  One director is being elected to serve until the 2007 annual meeting (Class I Director) and the other director is being elected to serve until 2008 annual meeting (Class II Director), or until their respective successors are duly elected and qualified. Our board of directors has nominated Chandra B. Prakash, Ph.D. to serve as a Class I Director until the 2007 annual meeting and Walter Fay to serve as a Class II Director until the 2008 annual meeting.  Both directors have received the recommendation of our Nominating and Governance Committee. All nominees are currently serving as directors of Polar and have consented to being named herein. Our board of directors anticipates that the nominees will serve, if elected, as directors. However, if any persons nominated by our board of directors are unable to accept election, the proxies will be voted for the election of such other person or persons as our board of directors may recommend.

Vote Required

Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS TO THE BOARD.

Information Regarding the Nominees and Other Directors

The following biographical descriptions set forth certain information with respect to the two nominees for re-election as directors at the annual meeting and each director who is not up for election based on information furnished to Polar by each director.

Nominee for election as a Class I Director – term expiring 2007

Chandra B. Prakash, Ph.D. has served as a director of the Company since the merger in July 2003 and as Vice President of Environmental & Vehicle/Fuel Regulations since 1997. From 1990 until April 1997, Dr. Prakash was Head of Transportation Fuels with the Federal Department of Environment in Canada. Dr. Prakash holds a doctorate degree in Chemical Engineering from the University of British Columbia, Vancouver, Canada, and has published and presented 65 technical papers in national and international journals and conferences.

Nominee for election as a Class II Director – term expiring 2008

Walter Fay has served as a director of the Company, since the merger in July 2003. Mr. Fay retired from General Motors in 1982 where he spent nearly 30 years, serving in various accounting and financial positions.

Incumbent directors – term expiring 2006

Mark L. Nelson serves as the Company’s Chairman of the Board of Directors, President and Chief Executive Officer. Mr. Nelson is one of Polar’s co-founders and one of the inventors of Polar’s products. He has served as the Chairman of the Board of Directors and Chief Executive Officer of Polar since December 1994 and President since February 1995. Mr. Nelson currently has overall responsibility for activities related to business and market development, establishment of strategic alliances, legal affairs and capital formation.

Richard J. Socia has served as a director of the Company since December 1994. He has been the principal of Owner Realty Company, a full service real estate firm in Michigan, since 1969. He is also principal owner of Shoreline Financial Group, a full service mortgage company in The State of Michigan.

Wayne Wright has served as a director of the Company since 1997. Mr. Wright has been semi-retired since 2001. He previously served as President of Priority International Communications, Inc. (a wholly-owned subsidiary of Murdock from October 1997 to July 2001) from March 1997 to July 2001 and as Chairman of the Board of Priority International Communications, Inc. from 1996 to 1997.

Robert J. MacKenzie was appointed as a director of the Company in November 2005.  Previously, he has served on the Board of Directors of the Polar Molecular Corporation, the wholly owned subsidiary of Polar Molecular Holding Corporation.  Mr. MacKenzie has been associated with the real estate industry since 1995.  Prior to 1995, he successfully owned and operated a restaurant for 33 years.

The Board of Directors and Its Committees

Board of Directors

Polar is currently managed by a six member board of directors. At the beginning of fiscal year 2004, our board of directors consisted of ten members. In June 2004, Brian Alleman resigned from the board of directors.  In July 2004, Charles Eisenstein resigned from the board of directors.  And in August 2004, William Mooney, Alan Smith and Gilbert Chapalet resigned from the board of directors.  In August 2004, the size of the board of directors was reduced to five members.  In November 2005, the size of the board was increased to six members with the appointment of Robert J, MacKenzie to the board.  MacKenzie is replacing the position vacated by Charles Eisenstein.

The members of our board of directors serve for staggered three-year terms. Mark L. Nelson, Richard J. Socia, Wayne Wright and Robert J. MacKenzie’s terms expire in 2006.  If elected, Chandra B. Prakash’s term will expire in 2007 and Walter Fay’s term will expire in 2008.  At each annual meeting of stockholders, directors will be re-elected or elected for a full term of three years to succeed those directors whose terms are expiring.

Our board of directors met twelve times in fiscal year 2004 at four regularly scheduled meetings and eight special meetings.   For fiscal 2005, through December 23, our board of directors met eight times at three regularly scheduled meetings and five special meetings.  Each of the directors attended 75% or more of the aggregate of (a) the total number of meetings of the board of directors during fiscal years 2004 and 2005.

We do not have a formal policy on board member attendance at our annual meetings although we encourage members of the board to attend our annual meetings. We did not have an annual meeting last year due to difficulties with completing our filing of the Company’s annual report resulting from a change in our independent registered public accounting firm.

Corporate Governance

We regularly monitor developments in the area of corporate governance. In November 2003, the Securities and Exchange Commission (“SEC”) approved the final corporate governance rules of the National Association of Securities Dealers (“NASD”), and our board of directors has subsequently completed its review of these rules.  Although not required to be in full compliance with these rules since Polar is listed on the Pink Sheets, the board has taken some actions for Polar to be in compliance with certain of the applicable rules.

In accordance with the Sarbanes-Oxley Act and the NASDAQ corporate governance rules, our board of directors and its committees have taken a number of actions. These actions include (i) establishing a nominating and governance committee, (ii) adopting a code of business conduct and ethics applicable to senior executive and accounting officers and employees, and (iii) establishing a practice of holding regular executive sessions of non-management directors. We have attached a copy of our code of business conduct and ethics to this proxy statement as Exhibit A.  In addition, you may also obtain a copy of this document without charge by writing to: Polar Entertainment, Inc., at 4600 S. Ulster Street, Suite 940 Denver, Colorado 80237.

The board of directors has determined that each of Walter Fay, Richard Socia, Wayne Wright and Robert J. MacKenzie qualify as “independent directors” as defined in Rule 4200(a)(15) of the NASD.

The board of directors has standing audit, compensation and nominating and governance committees, which assist the board in discharging its responsibilities.

Audit Committee

Our board of directors has established an audit committee currently consisting of Messrs. Fay, Socia and MacKenzie. The audit committee’s duties include overseeing the internal accounting controls and procedures as well as reports to the board of directors with respect to other audit and accounting matters including the review of the financial statements of Polar. The audit committee also makes recommendations concerning the engagement of independent public accountants and communicates with Polar’s independent auditors on matters of auditing and accounting.

Each of the audit committee members is “independent” as defined in the SEC and NASD rules. Our board of directors determined that each of the members of the audit committee is able to read and understand fundamental financial statements, including Polar’s balance sheet, income statement and cash flow statement.  None of the members of the Audit Committee has been identified by the Company as an “audit committee financial expert,” as defined in the applicable rules of the SEC, because the Company is listed on the Pink Sheets which has no such requirement.  Mr. Fay serves as chairman of the audit committee.

Compensation Committee

Our board of directors has established a compensation committee consisting of Messrs. Socia, Fay and Nelson.  Two of the three members of the compensation committee are independent non-employee directors of Polar. The compensation committee exercises all powers of our board of directors in connection with officer and employee compensation matters, including administering Polar’s Equity Incentive Plan.

Nominating and Governance Committee

Our board of directors has established a nominating and governance committee consisting of Messrs. Nelson, Socia, MacKenzie and Prakash.  Socia and MacKenzie are “independent” memebers of the Nominating and Governance Committees as defined in the SEC and NASD rules.

The nominating and governance committee is charged with evaluating and recommending to the board of directors qualified candidates for election or appointment to the board of directors, making recommendations regarding the organization and structure of the board of directors and various committees thereof and overseeing matters of corporate governance, including the evaluation of director performance and a periodic review of the corporate governance principles applicable to Polar and its employees, officers and directors.

Our board of directors may from time to time establish other special or standing committees to facilitate the management of Polar or to discharge specific duties delegated to the committee by the full board of directors.

Communications With Our Board of Directors

Stockholders may communicate with the board of directors, our non-management directors as a group, or any of the directors by sending written communications addressed to the board of directors or any of the directors to: Polar Molecular Holding Corporation at 4600 South Ulster Street, Suite 940, Denver, Colorado 80237, Attention: Corporate Secretary. All communications other than those determined in good faith by the general counsel to be frivolous are compiled by the corporate secretary and forwarded to the board of directors or the individual director(s) accordingly. Inquiries not forwarded will be retained by Polar and will be made available to any director upon request.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Report

The compensation committee reviews and approves compensation levels for Polar’s executive officers, including the chief executive officer, and oversees and administers Polar’s executive compensation programs and stock option and incentive plans. All members of the compensation committee, listed at the end of this report, are non-employee directors who are not eligible to participate in the compensation programs that the compensation committee oversees except for option and restricted stock award grants. See “Directors’ Compensation”.

Philosophy

The compensation committee believes that the interests of Polar’s stockholders are best served when compensation is aligned with Polar’s financial performance as well as contributions made related to the future prospects of the Company. Therefore, the compensation committee has approved overall compensation programs that award a competitive base salary and encourage exceptional performance through meaningful incentive awards, both short- and long-term, which are tied to Polar’s performance.

Responsibilities

The responsibilities of the compensation committee include:

•                                          developing compensation programs that are consistent with and are linked to Polar’s strategy;

•                                          assessing the performance of and determining an appropriate compensation package for the president and chief executive officer; and

•                                          ensuring that compensation for the other executive officers reflects individual, team, and Polar’s performance appropriately.

Purpose

Polar’s executive compensation programs are designed to:

•                                          attract, retain and motivate key executive officers;

•                                          link the interests of executive officers with stockholders;

•                                          support Polar’s goal of providing superior value to its stockholders and customers; and

•                                          provide appropriate incentives for executive officers, based on achieving key organizational goals.

The compensation committee believes that Polar’s executive compensation policies should be reviewed annually after the fiscal year when the results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with Polar’s financial performance, its business plan and its position within the fuel additive industry, as well as the compensation policies of similar companies in the fuel additive business. The compensation of individual executives is reviewed annually by the compensation committee in light of its executive compensation policies for that year.

Annually each fiscal year, the compensation committee evaluates each individual officer’s performance in order to determine whether to recommend the payment of bonuses and/or options or restricted stock and, if so, the amount of each such bonus and/or options, or restricted stock. The compensation committee reviews individual executive compensation, individual performance, corporate performance, stock price appreciation, and total return to stockholders of the company as well as fuel additive industry compensation information. When reviewing individual performance of officers of the company, the compensation committee also takes into account the recommendations of the company’s chief executive officer. Base salaries are targeted at median competitive levels for similar-sized companies in the fuel additive industry and are adjusted to recognize varying levels of responsibility, individual performance, and internal equity issues. The compensation committee does not assign a predetermined specific weight to these items. In setting and reviewing compensation for the executive officers, the compensation committee considers a number of different factors designed to assure that compensation levels are properly aligned with Polar’s business strategy, corporate culture and operating performance.

Annual Cash Compensation

Annual cash compensation for the executive officers consists of a base salary and a variable, at-risk incentive bonus under Polar’s corporate bonus plan.

It is Polar’s general policy to pay competitive base compensation to its executive officers. The compensation committee annually reviews and, if appropriate, adjusts executive officers’ base salaries. In making individual base salary recommendations, the compensation committee considers the executive’s experience, management and leadership ability, technical skills, his or her compensation history, as well as the performance of Polar as a whole.

Under the corporate bonus plan, each executive is assigned a target incentive award. This incentive award may be awarded by the compensation committee, based on its assessment of a combination of three factors: Polar’s overall performance; attainment of predetermined individual goals; and the level of personal/leadership impact.

Compensation of Other Officers

Polar’s executive compensation program for other executive officers is described above, were developed applying the factors discussed above and the compensation committee believes that the compensation program is appropriate.

Submitted by the Polar Molecular Holding Corporation

Compensation Committee on December 5, 2005

Richard J. Socia, Chairman

Walter Fay

Mark L. Nelson

Compensation Committee Interlocks and Insider Participation

Mark L. Nelson is the president and chief executive officer of Polar.

Audit Committee Report

The audit committee is comprised of three outside directors, all of whom are independent under the NASD listing standards.  The audit committee reviews Polar’s financial reporting process on behalf of the board of directors. Polar’s management is responsible for the financial statements and the reporting process, including the system of internal controls. Polar’s independent auditors are responsible for expressing an opinion on the consolidated financial statements of Polar in conformity with U.S. generally accepted accounting principles.

In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements. Management represented to the audit committee that the consolidated financial statements were prepared in conformity with U.S. generally accepted accounting principles. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as modified or supplemented, and all other matters required to be discussed with the auditors. In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) in a letter dated September 6, 2005, as modified or supplemented, and has discussed with them their independence from Polar and its management. The audit committee has also considered whether the independent auditors’ provision of non-audit services to Polar is compatible with the auditor’s independence. The audit committee also discussed with Polar’s internal and independent auditors the overall scope and plans for their respective audits. The audit committee met with the internal and independent auditor to discuss the results of their examinations, the evaluations of Polar’s internal controls, and the overall quality of Polar’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in Polar’s annual report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Polar Molecular Holding Corporation

Audit Committee on December 5, 2005

Walter Fay, Chairman

Richard J. Socia

Robert MacKenzie

In accordance with the rules and regulations of the SEC, the above report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the

liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Polar’s executive officers, directors and persons who own more than 10% of a registered class of Polar’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies to Polar.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2004, some Section 16(a) filings are delinquent.  We anticipate that these delinquent filings will be submitted shortly and that all Section 16(a) filing requirements will be complied with.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by Polar. In addition, Polar will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy materials to brokers or other persons holding stock in their names or in the names of their nominees and for charges and expenses in forwarding proxies and proxy materials to the beneficial owners. Solicitations may further be made by officers and regular employees of Polar, without additional compensation, by use of mail, email, personal interview, telephone or telecopy.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements of proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Polar’s stockholders may be householding our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report to Polar at 4600 South Ulster Street, Suite 940, Denver, Colorado 80237, Attention: Corporate Secretary, or by calling 303-221-1908. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

A free copy of the Form 10-K may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.Polar.com and clicking on “Investor Relations,” then on “Filings with the SEC.”

THIS PROXY STATEMENT IS ACCOMPANIED BY POLAR’S ANNUAL REPORT TO STOCKHOLDERS FOR FISCAL YEAR 2004. ADDITIONAL INFORMATION IS CONTAINED IN POLAR’ ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. POLAR WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, POLAR MOLECULAR HOLDING CORPORATION, 4600 South Ulster Street, SUITE 940, DENVER, COLORADO 80237.

BY ORDER OF THE BOARD OF DIRECTORS,

Mark L. Nelson

Chairman

December 12, 2005

Exhibit A

POLAR MOLECULAR HOLDINGS CORPORATION

CODE OF ETHICS

FOR PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS

This Code of Ethics applies to the chief executive officer, chief financial officer and principal accounting officer (the “Executive and Financial Officers”) of Polar Molecular Holdings Corporation.  These officers hold important and elevated roles in corporate governance.  As the senior officers in the corporate leadership group, the Executive and Financial Officers are vested with both the responsibility and authority to protect, balance and preserve the interest of all of the Company’s stakeholders, including shareholders, clients, employees, suppliers and citizens of the community in which business is conducted.  The Executive and Financial Officers fulfill this responsibility by adhering to high standards of ethical conducts in all of their business activities for the Company that may be emulated by all employees and representatives of the Company.  These Officers are also responsible for prescribing and enforcing policies and procedures to assure that such standards are followed in the operation of the Company’s financial organization.

The Executive and Financial Officers shall therefore adhere to and advocate the following principles and responsibilities to establish the expected professional and ethical conduct.

1.                                       Act with honesty and integrity, avoiding actual or apparent conflicts of interest between personal and professional relationships whenever possible, and handling such conflicts openly and fairly on behalf of the Company.

2.                                       Provide all interested parties with information that is accurate, complete, objective, relevant, timely and understandable, including in reports filed with the Securities and Exchange Commission and in public disclosures.

3.                                       Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer’s independent judgment to be subordinated.

4.                                       Comply with laws, rules and regulations of federal, state and local governments and other appropriate, private and public regulatory agencies, and promote awareness of and compliance with all such requirements by all members of the finance organization of the Company.

5.                                       Provide processes for members of the finance organization to inform senior management or the board of directors of deviations in practice from policies and procedures governing honest and ethical behavior, and personally report any deviations of which he becomes aware.

6.                                       Respect the confidentiality of information acquired in the course of his work and prevent use of such confidential information for personal advantage.

A-1

7.                                       Achieve responsible use of and control over all assets and resources employed by or entrusted to such officer.

8.                                       Proactively promote ethical behavior as a responsible partner among peers at the Company and in the community.

A-2

FORM OF PROXY CARD

DETACH HERE

PROXY

POLAR MOLECULAR HOLDING CORPORATION

4600 S. Ulster Street

Suite 940

Denver, Colorado 80237

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Polar Molecular Holding Corporation (the “Company”) hereby appoints Mark L. Nelson, President, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on December 14, 2005 at the Annual Meeting of Stockholders to be held on January 27, 2006 and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. The undersigned’s vote will be cast in accordance with the proxies’ discretion on such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Polar Molecular Holding Corporation

Computershare Trust Company, Inc.

350 Indiana Street, Suite 800

Golden, CO  80401

(continued from other side)

1.  Proposal to elect two directors, namely: Chandra B. Prakash, Ph.D. to serve for a two year term, and Walter Fay to serve for a three year term.

☐       FOR all nominees listed above (except as marked to the contrary below).

☐      WITHHOLD AUTHORITY to vote for all nominees listed above.

  INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR” above and write the name of the nominee or nominees as to which you wish to withhold authority in the space below.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. The undersigned’s vote will be cast in accordance with the proxies’ discretion on such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY. USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Date:	, 2005
Signature of Stockholder or Authorized Representative

Date:	, 2005
Signature of Stockholder or Authorized Representative
(if held jointly)

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

☐      MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW: